Exhibit 99.1

Scientific Games Announces Successful Completion of Financing Transactions

LAS VEGAS, Feb. 14, 2017 /PRNewswire/ -- Scientific Games Corporation (NASDAQ: SGMS) ("Scientific Games" or "the Company") today announced that its wholly owned subsidiary, Scientific Games International, Inc. ("SGI"), successfully completed a series of financing transactions, including (i) a private offering of $1.15 billion in aggregate principal amount of 7.000% senior secured notes due 2022 (the "New Notes") at an issue price of 106.0%, a majority of the net proceeds of which are being used to prepay a portion of its term loans and revolving loans under its credit agreement and pay accrued and unpaid interest thereon plus any related premiums, fees and costs, and (ii) amendments to its credit agreement that extended the maturity of its term loans and revolving credit facility and reduce the applicable interest rate on the term loans to a rate of LIBOR plus 400 basis points with a LIBOR floor of 75 basis points, while reducing the availability under the revolving credit facility to $556.2 million through October 18, 2018 and $381.7 million thereafter. All of the term loans under the credit agreement are now scheduled to mature on October 1, 2021, and the revolving credit facility termination date will be October 18, 2020.

As previously announced, Scientific Games intends to use the balance of the net proceeds from the New Notes to redeem or repurchase all of its outstanding senior subordinated notes due 2018 (the "2018 Notes"), pay related fees and expenses of these financing transactions and for general corporate purposes. At this time, the Company does not anticipate repurchasing or redeeming any 2018 Notes on or prior to March 15, 2017.

The New Notes were issued under the same indenture pursuant to which SGI previously issued $950 million of its 7.000% senior secured notes due 2022 (the "Existing Notes"), as supplemented by a supplemental indenture dated as of February 14, 2017. The New Notes and the Existing Notes are treated as a single series of debt securities for all purposes under the indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase, have terms identical to the Existing Notes, other than issue date and offering price and have the same CUSIP and ISIN numbers as, and trade together with, the Existing Notes, except that the New Notes (both 144A and Regulation S) have been issued and maintained under a temporary CUSIP number during a 40-day distribution period commencing on the issue date.

The New Notes are not registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. The New Notes are offered only to qualified institutional buyers in accordance with Rule 144A and to non-U.S. Persons under Regulation S under the Securities Act.

This press release does not and will not constitute an offer to sell or the solicitation of an offer to buy the New Notes, nor will there be any sale of the New Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

About Scientific Games

Scientific Games Corporation (NASDAQ: SGMS) is a leading developer of technology-based products and services and associated content for worldwide gaming, lottery and interactive markets. The Company's portfolio includes gaming machines, game content and systems; table games products and utilities; instant and draw-based lottery games; server-based lottery and gaming systems; sports betting technology; loyalty and rewards programs; and interactive content and services. For more information, please visit www.scientificgames.com. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not part of, this document.

COMPANY CONTACTS

Investor Relations:
Bill Pfund +1 702-532-7663
Vice President, Investor Relations
bill.pfund@scientificgames.com

Media Relations:
Susan Cartwright +1 702-532-7981
Vice President, Corporate Communications
susan.cartwright@scientificgames.com

Forward-Looking Statements

In this press release, Scientific Games makes "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as "may," "will," "estimate," "intend," "plan," "continue," "believe," "expect," "anticipate," "target," "should," "could," "potential," "opportunity," "goal," or similar terminology. These statements are based upon management's current expectations, assumptions and estimates and are not guarantees of timing, future results or performance. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, including, among other things: competition; U.S. and international economic and industry conditions, including declines in or slow growth of gross gaming revenues or lottery retail sales, reductions in or constraints on capital spending by gaming or lottery operators and bankruptcies of, or credit risk relating to, customers; limited growth from new gaming jurisdictions, declines in the replacement cycle of existing gaming machines and slow addition of casinos in existing jurisdictions; ownership changes and consolidation in the gaming industry, including by casino operators; opposition to legalized gaming or the expansion thereof; inability to adapt to, and offer products that keep pace with, evolving technology; inability to develop successful gaming concepts and content; laws and government regulations, including those relating to gaming licenses and environmental laws; inability to identify and capitalize on trends and changes in the gaming, lottery and interactive industries; dependence upon key providers in our social gaming business; inability to retain or renew, or unfavorable revisions of, existing contracts, and the inability to enter into new contracts; level of our indebtedness, higher interest rates, availability or adequacy of cash flows and liquidity to satisfy indebtedness, other obligations or future cash needs; inability to reduce or refinance our indebtedness; restrictions and covenants in our debt agreements, including those that could result in acceleration of the maturity of our indebtedness; protection of our intellectual property, inability to license third party intellectual property, and the intellectual property rights of others; security and integrity of our software and systems and reliance on or failures in our information technology systems; natural events that disrupt our operations or those of our customers, suppliers or regulators; inability to benefit from, and risks associated with, strategic equity investments and relationships, including (i) the inability of our joint venture to realize the anticipated benefits under its private management agreement with the Illinois lottery or from the disentanglement services performed in connection with the termination thereof, (ii) the inability of our joint venture to meet the net income targets or other requirements under its agreement to provide marketing and sales services to the New Jersey Lottery or otherwise to realize the anticipated benefits under such agreement and (iii) failure to realize the anticipated benefits related to the award to our consortium of an instant lottery game concession in Greece; failure to achieve the intended benefits of the Bally acquisition or the WMS acquisition, other recent acquisitions, or future acquisitions, including due to the inability to successfully integrate such acquisitions or realize synergies in the anticipated amounts or within the contemplated time frames or cost expectations, or at all; disruption of our current plans and operations in connection with our recent acquisitions (including in connection with the integration of Bally and WMS), including departure of key personnel or inability to recruit additional qualified personnel or maintain relationships with customers, suppliers or other third parties; incurrence of employee termination or restructuring costs, and impairment or asset write-down charges; changes in estimates or judgments related to our impairment analysis of goodwill or other intangible assets; implementation of complex revenue recognition standards; fluctuations in our results due to seasonality and other factors; dependence on suppliers and manufacturers; risks relating to foreign operations, including fluctuations in foreign currency exchange rates (including those fluctuations related to the affirmative vote in the U.K. to withdraw from the EU), restrictions on the payment of dividends from earnings, restrictions on the import of products and financial instability, including the potential impact to our business resulting from the affirmative vote in the U.K. to withdraw from the EU and the potential impact to our instant lottery game concession or VLT lease arrangements resulting from the recent economic and political conditions in Greece; dependence on our key employees; litigation and other liabilities relating to our business, including litigation and liabilities relating to our contracts and licenses, our products and systems, our employees (including labor disputes), intellectual property and our strategic relationships; influence of certain stockholders; and stock price volatility.

Additional information regarding risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in our filings with the SEC, including the Company's current reports on Form 8-K, quarterly reports on Form 10-Q and its latest annual report on Form 10-K filed with the SEC on February 29, 2016 (including under the headings "Forward Looking Statements" and "Risk Factors"). Forward-looking statements speak only as of the date they are made and, except for Scientific Games' ongoing obligations under the U.S. federal securities laws, Scientific Games undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.